UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material Under §240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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⌧	No fee required
◻	Fee paid previously with preliminary materials
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! SPORTSMAN’S WAREHOUSE HOLDINGS, INC. 2022 Annual Meeting Wednesday, May 25, 2022 8:00 a.m. MDT https://virtualshareholdermeeting.com/SPWH2022 SPORTSMAN’S WAREHOUSE HOLDINGS, INC. 1475 WEST 9000 SOUTH SUITE A WEST JORDAN, UT 84088 D77063-P71536 You invested in SPORTSMAN’S WAREHOUSE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* www.virtualshareholdermeeting.com/SPWH2022 Vote Before the Meeting at www.proxyvote.com by May 24, 2022 11:59 PM EDT *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D77064-P71536 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Martha Bejar For 1b. Richard McBee For 2. Approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors and remove obsolete provisions. For 3. Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2022. For 4. Approve, on an advisory basis, the Company’s named executive officer compensation. For NOTE: At their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.